SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): April 30, 1998



                               Twinlab Corporation
                               -------------------

          Delaware                    0-21003                    11-3317986
---------------------------        ------------------       ------------------
(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)               Number)               Identification No.)

  150 Motor Parkway, Hauppauge, New York                           11788
  --------------------------------------                           -----
 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (516) 467-3140
                                                     --------------

                2120 Smithtown Avenue, Ronkonkoma, New York 11779
                -------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of The Nutritional Business (a business unit of Jones Medical Industries, Inc.)

     (i)  Report of Ernst & Young LLP, Independent Auditors

     (ii) Combined Balance Sheet as of December 31, 1997

     (iii)Combined Statement of Income and Business Unit Equity For the Year Ended December 31, 1997

     (iv) Combined Statement of Cash Flows For the Year Ended December 31, 1997

     (v) Notes To Combined Financial Statements for the Year Ended December 31, 1997

     (vi) Unaudited Combined Balance Sheet as of March 31, 1998

    (vii) Unaudited Combined Statement of Income and Business Unit Equity For the Three Months Ended March 31, 1998

   (viii) Unaudited  Combined  Statement   of  Cash  Flows For the Three  Months
          Ended March 31, 1998

     (ix) Notes To Unaudited Combined Financial Statements For the Three Months Ended March 31, 1998

(b)  Pro Forma Financial Information

     (i) Introduction To Unaudited Pro Forma Condensed Combined Financial Information

     (ii) Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1998

    (iii) Unaudited Pro Forma Condensed Combined Statement of Income For the Three Months Ended March 31, 1998

     (iv) Unaudited Pro Forma Condensed Combined Statement of Income For the Year Ended December 31, 1997

     (v)  Notes To Unaudited Pro Forma Condensed Combined Financial Information

(c)  Exhibits

2.1  Asset  Purchase  Agreement,  dated as of March 17,  1998 by and among Jones
     Medical  Industries,   Inc.,   JMI-Phoenix   Laboratories,   Inc.,  Bronson
     Laboratories Inc., and Twin Laboratories Inc.*

23.1 Consent of Ernst & Young LLP, Independent Auditors.

*Previously filed

                         Report of Independent Auditors

The Board of Directors and Stockholders
Jones Medical Industries, Inc.

We have audited the accompanying combined balance sheet of The Nutritional Business (a business unit of Jones Medical Industries, Inc.) as of December 31, 1997, and the related combined statements of income and business unit equity and cash flows for the year ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of The Nutritional Business (a business unit of Jones Medical Industries, Inc.) at December 31, 1997, and the combined results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



                                                         /s/ ERNST & YOUNG LLP

March 13, 1998, except
for Note 7, as to which the
date is March 17, 1998

                                         The Nutritional Business
                           (a business unit of Jones Medical Industries, Inc.)

                                         Combined Balance Sheet
                                         (In thousands of dollars)


                                                                                       DECEMBER 31, 1997
                                                                                     ----------------------
  ASSETS
  Current assets:
    Cash                                                                                  $        --
    Accounts receivable, less allowance of $93                                                  2,713
    Inventories                                                                                 7,437
    Prepaid expenses and other assets                                                             259
                                                                                          -----------
  Total current assets                                                                         10,409
  Intangible assets:
    Customer lists                                                                              6,085
    Distribution systems, trademarks, and trade names                                           2,425
    Restrictive covenants and other intangibles                                                   455
    Goodwill                                                                                    2,651
                                                                                          -----------
                                                                                               11,616
    Less accumulated amortization                                                               2,792
                                                                                          -----------
  Net intangible assets                                                                         8,824

  Property, plant, and equipment:
    Land                                                                                          352
    Buildings and improvements                                                                  1,865
    Equipment and furniture                                                                     3,755
    Automobiles                                                                                    24
                                                                                          -----------
                                                                                                5,996
    Less accumulated depreciation                                                               1,979
                                                                                          -----------
  Net property, plant, and equipment                                                            4,017
                                                                                          -----------

  Total assets                                                                            $    23,250
                                                                                          ===========

  LIABILITIES AND BUSINESS UNIT EQUITY

  CURRENT LIABILITIES:
    Accounts payable                                                                      $       354
    Accrued liabilities                                                                           107
                                                                                          -----------
  Total current liabilities                                                                       461
  Business unit equity                                                                         22,789
                                                                                          -----------
                                                                                          $    23,250
                                                                                          ===========
   See accompanying notes.






                                             The Nutritional Business
                                (a business unit of Jones Medical Industries, Inc.)

                               Combined Statement of Income and Business Unit Equity
                                             (In thousands of dollars)


                                                                                      YEAR ENDED DECEMBER
                                                                                           31, 1997
                                                                                     ----------------------


  Sales                                                                                   $    32,105
  Cost of sales                                                                                16,715
                                                                                          -----------
  Gross profit on sales                                                                        15,390

  Selling, general, and administrative expenses:
    Selling                                                                                     4,431
    General and administrative                                                                    848
    Amortization                                                                                  606
                                                                                          -----------
                                                                                                5,885

  Income before income taxes                                                                    9,505
  Provision for income taxes                                                                    3,612
                                                                                          -----------
  Net income                                                                              $     5,893
                                                                                          ===========

  Business unit equity, January 1, 1997                                                   $    20,089
  Net income                                                                                    5,893
  Net transactions with Jones Medical Industries, Inc.
    and affiliates                                                                             (3,193)
                                                                                          -----------
  Business unit equity, December 31, 1997                                                 $    22,789
                                                                                          ===========

See accompanying notes.




                                             The Nutritional Business
                                (a business unit of Jones Medical Industries, Inc.)

                                         Combined Statement of Cash Flows
                                             (In thousands of dollars)


                                                                                      YEAR ENDED DECEMBER
                                                                                           31, 1997
                                                                                     ----------------------

  OPERATING ACTIVITIES
  Net income                                                                              $     5,893
  Noncash adjustments:
    Depreciation                                                                                  376
    Amortization                                                                                  606
    Change in assets and liabilities:
      Accounts receivable                                                                      (1,522)
      Inventories                                                                              (1,430)
      Prepaids and other assets                                                                  (151)
      Accounts payable                                                                            112
      Accrued liabilities                                                                         (14)
                                                                                          ------------
  Cash provided by operating activities                                                         3,870

  Cash flows used for capital expenditures                                                       (677)
  Cash flows used by net transactions with Jones
    Medical Industries, Inc. and affiliates                                                    (3,193)
                                                                                          ------------


  Net change in cash                                                                      $         --
                                                                                          ============

See accompanying notes.

                            The Nutritional Business
               (a business unit of Jones Medical Industries, Inc.)

                     Notes to Combined Financial Statements
                          (Dollar amounts in thousands)

                                December 31, 1997

1. BASIS OF PRESENTATION

The accompanying combined financial statements include the assets, liabilities, revenues, and expenses of the following business units (collectively referred to as The Nutritional Business or the Company) of Jones Medical Industries, Inc.
(JMED):

         JMI-Phoenix, Inc.
         Bronson Pharmaceutical mail order division
         MD Pharmaceutical division

All   significant   interdivisional   transactions   have  been   eliminated  in
combination. The Nutritional Business is engaged in the manufacturing, marketing, and sale of vitamins and nutritional supplements, and its principal customers include consumers, vitamin and health food distributors, and the United States government. Sales to the United States government totaled approximately $1,991 in 1997. In addition, one customer accounted for approximately 14 percent of The Nutritional Business's sales in 1997.

The Nutritional Business is allocated amounts from JMED for corporate overhead charges and income taxes. Corporate charges, which are allocated to The Nutritional Business on specific identification, headcount, square footage, or other formulas, totaled $683 in 1997. Corporate charges are included in general and administrative expenses in the accompanying financial statements.

In the opinion of management, these allocations of expenses were made on a reasonable basis. However, these allocations are not necessarily indicative of the level of expenses which may have been incurred had The Nutritional Business operated as a separate entity.

Business unit equity includes JMED's investment in The Nutritional Business, net cash transfers between The Nutritional Business and JMED or other JMED affiliates for cash generated from operations, cash transfers for working capital and asset purchases, corporate charges, and cumulative earnings of The Nutritional Business. Additionally, current or deferred tax assets and liabilities are included in business unit equity.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH

JMED utilizes a centralized cash management system to provide financing to its operations, including those of The Nutritional Business. Cash requirements of The Nutritional Business are satisfied by transactions with JMED. These transactions are included in business unit equity in the accompanying financial statements. JMED does not charge The Nutritional Business interest on these transactions. At December 31, 1997, there were no cash balances specifically attributable to The Nutritional Business.

INVENTORIES

Inventories are valued at the lower of cost or market with cost determined on the first-in, first-out basis.

PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment are recorded at cost. Depreciation is computed by the straight-line method over the useful lives of the assets as follows:

              ASSET CATEGORY                       ESTIMATED USEFUL LIFE
------------------------------------------- ------------------------------------
Buildings and improvements                            15-40 years
Equipment and furniture                               5-15 years
Automobiles                                           5 years

INTANGIBLE ASSETS

The cost of product line or business acquisitions accounted for using the purchase method of accounting is allocated first to the identifiable assets and liabilities based on the estimated fair values. The excess of cost over the identifiable assets and liabilities is recorded as goodwill. Amortization is provided by the straight-line method over the estimated useful lives of assets as follows:

                     ASSET CATEGORY                       ESTIMATED USEFUL LIFE
------------------------------------------------------- -----------------------
Customer lists                                                   20 years
Distribution systems, trademarks, and trade names              10-20 years
Restrictive covenants and other intangibles                     5-10 years
Goodwill                                                         40 years

The Company continually reevaluates the propriety of the carrying amount of goodwill and other intangibles as well as the related amortization period to determine whether current events and circumstances warrant adjustments to the carrying values and/or revised estimates of useful lives. This evaluation is based on the Company's projection of the undiscounted operating income before depreciation, amortization, and interest over the remaining amortization periods of related goodwill and intangible assets. The projections are based on the historical trend line of actual results since the date of acquisition of the respective assets and adjusted for expected changes in operating results.

To the extent such projections indicate that the undiscounted operating income (as defined above) is not expected to be adequate to recover the carrying amounts of related intangibles, such carrying amounts are written down by charges to expense in amounts equal to the excess of the carrying amount of intangible assets over the respective fair values. At this time, the Company believes that no reduction of the estimated useful lives is warranted.

REVENUE RECOGNITION

Sales are reported, net of returns, during the period in which the product is shipped to the customer. Product returns are permitted pursuant to a limited money-back refund policy applicable to mail order and other sales of nutritional products. At December 31, 1997, the Company maintained a reserve of $30 for product returns.

DIRECT-RESPONSE ADVERTISING

Costs associated with the production of the Company's direct-response mail order catalog are capitalized and amortized over the period of future benefit, which typically does not extend beyond six months. At December 31, 1997, approximately $212 of capitalized catalog costs are included in the accompanying balance sheet. Total expenses associated with the catalog in 1997 totaled $1,155.

INCOME TAXES

The results of operations of The Nutritional Business are included in JMED's consolidated U.S. federal and applicable state income tax returns. Income taxes recorded in the accompanying financial statements represent management's estimate of the taxes The Nutritional Business would have incurred had it filed on a separate return basis.

EARNINGS PER SHARE

Since there is no separate capitalization, nor are any shares of stock specifically attributable to The Nutritional Business upon which a per share calculation can be based, earnings per share data is not provided in the accompanying financial statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVENTORIES

Inventories at December 31, 1997, are comprised of the following:

      Raw materials                                          $4,366
      Work-in-process                                           722
      Finished goods                                          2,349
                                                         =============
                                                             $7,437
                                                         =============

4. RELATED PARTY TRANSACTIONS

The Nutritional Business had purchases and sales of various products to/from other JMED affiliates in 1997 as follows:

       Sales to JMED affiliates                                      $  206
       Purchases from JMED affiliates                                $   68

Sales and purchases among JMED affiliates are transacted at the cost to produce the product.

During 1997, The Nutritional Business had sales totaling $566 to Jones Products International, Inc. (JPI). JPI is owned by the son of JMED's significant shareholders. At December 31, 1997, approximately $246 was receivable from JPI, for which the payment terms were one-third due in 30 days, one-third due in 60 days, and the balance due in 90 days.

5. EMPLOYEE BENEFIT PLAN

Employees of The Nutritional Business participate in the JMED sponsored 401(k) defined contribution plan. The plan provides the Company may match 100 percent of the employee voluntary contributions up to a maximum matching contribution of 6 percent of the employee's compensation. Company contributions in 1997 were approximately $90.

6. CONTINGENCIES AND COMMITMENTS

The Nutritional Business is included in JMED's product liability coverage of $20,000 per occurrence, $20,000 in the aggregate, plus a $5,000 umbrella policy on a "claims-made" basis. There is no assurance that this insurance will cover any potential claims that may be asserted in the future. In addition, The Nutritional Business is subject to legal claims which arise in the ordinary course of its business.

The Nutritional Business leases warehouse space under a noncancelable operating lease agreement expiring August 31, 1999. Future minimum lease payments at December 31, 1997, are $20 in 1998 and $14 in 1999.

7. SUBSEQUENT EVENT

On March 17, 1998, JMED entered into an agreement with Twin Laboratories, Inc. for the sale of The Nutritional Business for $55,000, subject to certain preclosing conditions.

                                         The Nutritional Business
                            (a business unit of Jones Medical Industries, Inc.)

                                              Combined Balance Sheet
                                             (In thousands of dollars)

                                                                                        (Unaudited)
                                                                                      March 31, 1998
ASSETS
Current assets:
    Cash                                                                                $        --
    Accounts receivable, less allowance of $93                                                1,907
    Inventories                                                                               6,934
    Prepaid expenses and other assets                                                           127
                                                                                        -----------
Total current assets                                                                          8,968
Intangible assets:
    Customer lists                                                                            6,085
    Distribution systems, trademarks, and trade names                                         2,425
    Restrictive covenants and other intangibles                                                 455
    Goodwill                                                                                  2,651
                                                                                        -----------
                                                                                             11,616
    Less accumulated amortization                                                             2,933
                                                                                        -----------
Net intangible assets                                                                         8,683

Property, plant, and equipment:
    Land                                                                                        352
    Buildings and improvements                                                                1,865
    Equipment and furniture                                                                   3,755
    Automobiles                                                                                  24
                                                                                        -----------
                                                                                              5,996
    Less accumulated depreciation                                                             2,144
                                                                                        -----------
Net property, plant, and equipment                                                            3,852
                                                                                        -----------

Total assets                                                                            $    21,503
                                                                                        ===========
LIABILITIES AND BUSINESS UNIT EQUITY
CURRENT LIABILITIES:
    Accounts payable                                                                    $       573
    Accrued liabilities                                                                         139
                                                                                        -----------

Total current liabilities                                                                       712

Business unit equity                                                                         20,791
                                                                                        -----------
                                                                                        $    21,503
                                                                                        ===========


See accompanying notes.




                                             The Nutritional Business
                                (a business unit of Jones Medical Industries, Inc.)

                               Combined Statement of Income and Business Unit Equity

                                             (In thousands of dollars)



                                                                                       (Unaudited)
                                                                                  Three months Ended
                                                                                     March 31, 1998

Sales                                                                                    $    7,725
Cost of sales                                                                                 4,306
                                                                                         ----------
Gross profit on sales                                                                         3,419

Selling, general, and administrative expenses:
    Selling                                                                                   1,171
    General and administrative                                                                  269
    Amortization                                                                                152
                                                                                         ----------
                                                                                              1,592
                                                                                         ----------
Income before income taxes                                                                    1,827
Provision for income taxes                                                                      694
                                                                                         ----------
Net income                                                                               $    1,133
                                                                                         ==========

Business unit equity, January 1, 1998                                                    $   22,789
Net income                                                                                    1,133
Net transactions with Jones Medical Industries, Inc.
    and affiliates                                                                           (3,131)
                                                                                         ----------
Business unit equity, March 31, 1998                                                     $   20,791
                                                                                         ==========


See accompanying notes.




                                             The Nutritional Business
                                (a business unit of Jones Medical Industries, Inc.)

                                         Combined Statement of Cash Flows
                                             (In thousands of dollars)



                                                                                       (Unaudited)
                                                                                  Three months Ended
                                                                                     March 31, 1998

OPERATING ACTIVITIES
Net income                                                                                $    1,133
Noncash adjustments:
    Depreciation                                                                                 154
    Amortization                                                                                 152
    Change in assets and liabilities:
      Accounts receivable                                                                        806
      Inventories                                                                                503
      Prepaids and other assets                                                                  132
      Accounts payable and accrued liabilities                                                   251
                                                                                          ----------
Cash provided by operating activities                                                          3,131
Cash flows used by net transactions with Jones
    Medical Industries, Inc. and affiliates                                                   (3,131)
                                                                                          -----------
Net change in cash                                                                        $        --
                                                                                          ===========


See accompanying notes.

                            The Nutritional Business
               (a business unit of Jones Medical Industries, Inc.)

                     Notes to Combined Financial Statements
                          (Dollar amounts in thousands)

                                 March 31, 1998
                                   (Unaudited)

1. GENERAL

The unaudited interim financial information reflects all adjustments (consisting only of normal recurring accruals) which management considers necessary for a fair presentation of the results of operations for such periods and is subject to year-end adjustments. Certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted from the unaudited interim financial information as permitted by rules and regulations of the Securities and Exchange Commission. Management believes that the disclosures made are adequate to make the information presented not misleading. The results for the interim period are not necessarily indicative of results for the full year. It is suggested that these financial statements be read in conjunction with The Nutritional Business audited financial statements and notes thereto for the year ended December 31, 1997.

2. BASIS OF PRESENTATION

The accompanying combined financial statements include the assets, liabilities, revenues, and expenses of the following business units (collectively referred to as The Nutritional Business or the Company) of Jones Medical Industries, Inc.
(JMED):

                JMI-Phoenix, Inc.
                Bronson Pharmaceutical mail order division
                MD Pharmaceutical division

All   significant   interdivisional   transactions   have  been   eliminated  in
combination. The Nutritional Business is engaged in the manufacturing, marketing, and sale of vitamins and nutritional supplements, and its principal customers include consumers, vitamin and health food distributors, and the United States government. Sales to the United States government totaled approximately $456 for the three months ended March 31, 1998. In addition, one customer accounted for approximately 11 percent of The Nutritional Business's sales during the three months ended March 31, 1998.

The Nutritional Business is allocated amounts from JMED for corporate overhead charges and income taxes. Corporate charges, which are allocated to The Nutritional Business on specific identification, headcount, square footage, or other formulas, totaled $184 for the three months ended March 31, 1998.

Corporate charges are included in general and administrative expenses in the accompanying financial statements.

In the opinion of management, these allocations of expenses were made on a reasonable basis. However, these allocations are not necessarily indicative of the level of expenses which may have been incurred had The Nutritional Business operated as a separate entity.

Business unit equity includes JMED's investment in The Nutritional Business, net cash transfers between The Nutritional Business and JMED or other JMED affiliates for cash generated from operations, cash transfers for working capital and asset purchases, corporate charges, and cumulative earnings of The Nutritional Business. Additionally, current or deferred tax assets and liabilities are included in business unit equity.

3.   INVENTORIES

Inventories are valued at the lower of cost or market with cost determined on the first-in, first-out basis.

     Inventories at March 31, 1998, are comprised of the following:

                Raw materials                                $    4,040
                Work-in-process                                     676
                Finished goods                                    2,218
                                                             ----------
                                                             $    6,934
                                                             ==========

4.   INCOME TAXES

The results of operations of The Nutritional Business are included in JMED's consolidated U.S. federal and applicable state income tax returns. Income taxes recorded in the accompanying financial statements represent management's estimate of the taxes The Nutritional Business would have incurred had it filed on a separate return basis.

5.   EARNINGS PER SHARE

Since there is no separate capitalization, nor are any shares of stock specifically attributable to The Nutritional Business upon which a per share calculation can be based, earnings per share data is not provided in the accompanying financial statements.

6.   RELATED PARTY TRANSACTIONS

The Nutritional Business had purchases and sales of various products to/from other JMED affiliates during the three months ended March 31, 1998 as follows:

                Sales to JMED affiliates                         $   67
                Purchases from JMED affiliates                   $   17

Sales and purchases among JMED affiliates are transacted at the cost to produce the product.

During the three months ended March 31, 1998, The Nutritional Business had sales totaling $284 to Jones Products International, Inc.(JPI). JPI is owned by the son of JMED's significant shareholders. At March 31, 1998, approximately $178 was receivable from JPI, for which the payment terms were one-third due in 30 days, one-third due in 60 days, and the balance due in 90 days.

7.   CONTINGENCIES AND COMMITMENTS

The Nutritional Business is included in JMED's product liability coverage of $20,000 per occurrence, $20,000 in the aggregate, plus a $5,000 umbrella policy on a "claims-made" basis. There is no assurance that this insurance will cover any potential claims that may be asserted in the future. In addition, The Nutritional Business is subject to legal claims which arise in the ordinary course of its business.

The Nutritional Business leases warehouse space under a noncancelable operating lease agreement expiring August 31, 1999. Future minimum lease payments at March 31, 1998, are $20 in 1998 and $9 in 1999.

8.   SUBSEQUENT EVENT

On April 30, 1998, JMED sold to Twin Laboratories, Inc. the Nutritional Business for $55,000, subject to post-closing working capital adjustments.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information gives pro forma effect to: (i) the completion of the acquisition of substantially all of the assets and assumption of certain liabilities of the Bronson division (consisting of the following business units: JMI-Phoenix, Inc., Bronson Pharmaceutical mail order division and MD Pharmaceutical division) ("Bronson") of Jones Medical Industries, Inc. (the "Acquisition"); and (ii) the completion of a public offering of 9,200,000 shares of common stock, of which 4,971,251 were sold by certain of the Company's stockholders (the "Offering") and the application of estimated net proceeds therefrom, as if they had occurred at January 1, 1997 with respect to the unaudited pro forma condensed combined statements of operations and as if they had occurred March 31, 1998 with respect to the unaudited pro forma condensed combined balance sheet. This pro forma information should be read in conjunction with the historical financial statements of Twinlab Corporation ("Twinlab" or the "Company") included in its Annual Report on Form 10-K for the year ended December 31, 1997 and in its Quarterly Report on Form 10-Q for the three months ended March 31, 1998, and the historical financial statements of Bronson appearing elsewhere herein.

The pro forma adjustments reflecting the consummation of the Acquisition on the purchase method of accounting are based on available financial information and certain estimates and assumptions set forth in the notes to the Unaudited Pro Forma Condensed Combined Financial Information.

The following unaudited pro forma condensed combined information is presented for illustration purposes only and is not necessarily indicative of the future financial position or results of operations of the combined businesses or the financial position or results of operations of the combined businesses had the Acquisition and the Offering occurred on the dates discussed above. The Unaudited Pro Forma Condensed Combined Financial Information reflects Twinlab's best estimates of the allocation of the purchase price to Bronson's assets and liabilities; however, the actual financial position and results of operations may differ from the pro forma amounts.

TWINLAB CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
MARCH 31, 1998
(In thousands)



                                                                                                    ACQUISITION
                                                                         TWINLAB      BRONSON       AND OFFERING       PRO FORMA
                                                                       HISTORICAL     HISTORICAL    ADJUSTMENTS       AS ADJUSTED
                                                                       ----------     ----------    -----------       -----------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                           $    7,449    $        --    $  146,775 (a)   $    48,429
                                                                                                       (56,156)(b)
                                                                                                       (39,670)(c)
                                                                                                        (9,969)(d)
   Accounts receivable                                                     41,606          1,907            --            43,513
   Inventories                                                             47,734          6,934            52 (b)        54,720
   Deferred tax assets                                                      1,196             --            --             1,196
   Prepaid expenses and other current assets                                1,617            127            --             1,744
                                                                       ----------    -----------    -----------      -----------
           Total current assets                                            99,602          8,968        41,032           149,602
PROPERTY, PLANT AND EQUIPMENT, Net                                         14,050          3,852         -                17,902
DEFERRED TAX ASSETS                                                        47,740          -             1,787 (c)        49,527
OTHER ASSETS                                                               22,384          8,683        45,496 (b)        66,502
                                                                                                        (8,683)(b)
                                                                                                        (1,378)(c)
                                                                       ----------    -----------    -----------      -----------
TOTAL                                                                  $  183,776    $    21,503    $   78,254       $   283,533
                                                                       ==========    ===========    ==========       ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Current portion of long-term debt                                   $    9,954    $        --    $   (9,750)(d)           204
   Accounts payable                                                        20,034            573            --            20,607
   Accrued expenses and other current liabilities                          15,182            139         1,500 (b)        15,257
                                                                                                        (1,345)(c)
                                                                                                          (219)(d)
                                                                       ----------    -----------    -----------      -----------
           Total current liabilities                                       45,170            712        (9,814)           36,068
LONG-TERM DEBT, less current portion                                      100,241             --       (35,000)(c)        65,241
                                                                       ----------    -----------    ----------       -----------
           Total liabilities                                              145,411            712       (44,814)          101,309
SHAREHOLDERS' EQUITY                                                       38,365         20,791       146,775 (a)       182,224
                                                                                                       (20,791)(b)
                                                                                                        (2,916)(c)
                                                                       ----------    -----------    -----------      -----------
TOTAL                                                                  $  183,776    $    21,503    $   78,254       $   283,533
                                                                       ==========    ===========    ==========       ===========

See accompanying notes to unaudited pro forma condensed combined financial statements.

TWINLAB CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 1998
(In thousands, except per share amounts)

                                                                                             PRO FORMA                    PRO FORMA
                                                    TWINLAB        BRONSON    ACQUISITION       FOR        OFFERING          AS
                                                  HISTORICAL     HISTORICAL   ADJUSTMENTS   ACQUISITION   ADJUSTMENTS     ADJUSTED
                                                  ----------     ----------   -----------   -----------   -----------     --------

NET SALES                                          $  73,451     $  7,725     $ -            $ 81,176       $  -          $ 81,176
COST OF SALES                                         37,232        4,306       -              41,538          -            41,538
                                                   ---------     --------     ------         --------       -------       --------
GROSS PROFIT                                          36,219        3,419       -              39,638                       39,638
OPERATING EXPENSES                                    20,039        1,592        572 (e)       22,051         -             22,051
                                                                                (152)(f)                      -
                                                   ---------     --------     ------           -------      -------        -------
INCOME FROM OPERATIONS                                16,180        1,827       (420)          17,587         -             17,587
                                                   ---------     --------     ------           -------      -------        -------
OTHER (EXPENSE) INCOME:
   Interest income                                        98        -           -                  98         -                 98
   Interest expense                                   (3,103)       -           -              (3,103)          385 (g)     (1,779)
                                                                                                                897 (h)
                                                                                                                 42 (i)
   Other                                                 (81)       -           -                 (81)        -                (81)
                                                   ---------     --------     ------         --------       -------       --------
                                                      (3,086)       -           -              (3,086)        1,324         (1,762)
                                                   ---------     --------     ------         --------       -------       --------
INCOME BEFORE PROVISION FOR
   INCOME TAXES                                       13,094        1,827       (420)          14,501         1,324         15,825
PROVISION FOR INCOME TAXES                             5,107          694       (146)(j)        5,655           516(j)       6,171
                                                   ---------     --------     ------        ----------      -------       --------
NET INCOME                                         $   7,987     $  1,133     $ (274)        $  8,846       $   808       $  9,654
                                                   =========     ========     ======         ========       =======       ========
BASIC AND DILUTED INCOME PER SHARE:
   Net income                                      $    0.29                                                              $   0.31
                                                   =========                                                              ========
   Basic weighted average shares outstanding          27,321                                                                31,550
                                                   =========                                                              ========
   Diluted weighted average shares outstanding        27,373                                                                31,602
                                                   =========                                                              ========


See accompanying notes to unaudited pro forma condensed combined financial statements.

TWINLAB CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1997
(In thousands except per share amounts)


                                                                                          PRO FORMA                      PRO FORMA
                                                 TWINLAB      BRONSON      ACQUISITION       FOR        OFFERING            AS
                                               HISTORICAL   HISTORICAL     ADJUSTMENTS   ACQUISITION   ADJUSTMENTS       ADJUSTED
                                               ----------   ----------     -----------   -----------   -----------       --------

NET SALES                                      $ 213,229     $  32,105    $   -          $ 245,334     $  -            $  245,334
COST OF SALES                                    120,947        16,715        -            137,662        -               137,662
                                               ---------     ---------     ---------     ---------     ---------       ----------
GROSS PROFIT                                      92,282        15,390        -            107,672        -               107,672
OPERATING EXPENSES                                43,433         5,885        2,288 (e)     51,000        -                51,000
                                                                               (606)(f)                   -
                                               ---------     ---------     ---------     ---------     ---------        ---------
INCOME FROM OPERATIONS                            48,849         9,505       (1,682)        56,672        -                56,672
                                               ---------     ---------    ---------      ----------    ---------        ---------
OTHER (EXPENSE) INCOME:
   Interest income                                   204       -              -                204        -                   204
   Interest expense                              (12,315)      -              -            (12,315)        1,453  (g)      (7,106)
                                                                                                           3,588  (h)
                                                                                                             168  (i)
   Other                                              27       -              -                 27        -                    27
                                               ---------     ---------    ---------      ---------     ---------       ----------
                                                 (12,084)      -              -            (12,084)        5,209           (6,875)
                                               ---------     ---------    ---------      ---------     ---------       ----------
INCOME BEFORE PROVISION FOR
   INCOME TAXES                                   36,765         9,505       (1,682)        44,588         5,209           49,797
PROVISION FOR INCOME TAXES                        14,094         3,612         (639)(j)     17,067         1,979(j)        19,046
                                               ---------     ---------    ---------      ----------      -------       ----------
NET INCOME                                     $  22,671     $   5,893    $  (1,043)    $   27,521     $   3,230          $30,751
                                               =========     =========    =========     ============    =========      ==========
BASIC AND DILUTED INCOME PER
   SHARE:
   Net income                                  $    0.84                                                               $     0.98
                                               =========                                                               ==========
   Basic weighted average shares outstanding      27,042                                                                   31,271
                                               =========                                                               ==========
   Diluted weighted average shares
     outstanding                                  27,078                                                                   31,307
                                               =========                                                               ==========




See accompanying notes to unaudited pro forma condensed combined financial statements.

TWINLAB CORPORATION
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (Dollar amounts in thousands)

(a) To record the net proceeds of the Offering after deducting underwriting discounts and commissions and estimated expenses of the Offering.

(b) To record the acquisition of Bronson and allocation of the purchase price as follows:

         Purchase price                                                               $    55,000
         Working capital adjustment                                                          (244)
         Acquisition costs                                                                  1,400
                                                                                      -----------
         Total estimated purchase price                                               $    56,156
                                                                                      ===========

         Historical net book value                                                    $    20,791
         Estimated write-up of inventories                                                     52
         Goodwill and other intangibles                                                    45,496
         Elimination of purchased goodwill and other intangibles                           (8,683)
         Estimated liability for severance payments                                          (400)
         Estimated liability for relocation of acquired facility                           (1,100)
                                                                                      -----------
                                                                                      $    56,156
                                                                                      ===========


(c) To redeem $35,000 in outstanding principal amount of senior subordinated notes (the "Notes") at a redemption price equal to 109.5 percent of the principal amount thereof plus accrued and unpaid interest thereon (the "Redemption") with a portion of the net proceeds of the Offering. In connection with the Redemption, the Company will record an extraordinary charge relating to the payment of premiums on the Notes and the write-off of a pro rata portion of deferred finance costs. Such amount approximated $2,916 (net of tax benefit of approximately $1,787) as of March 31, 1998.

(d) To record the repayment of borrowings under the Company's revolving credit facility with a portion of the net proceeds of the Offering, including accrued and unpaid interest thereon.

(e) Represents the amortization of goodwill and other intangibles (tradenames and customer lists) calculated as of January 1, 1997. Goodwill, tradenames, and customer lists are being amortized over an estimated useful life of 30 years, 30 years and 8.3 years, respectively. Goodwill and other intangibles and the related amortization expense are subject to possible adjustment resulting from the completion of the final purchase price adjustments and the valuation analysis.

(f) Represents the elimination of the historical amortization of goodwill and other intangibles of Bronson.

(g) Represents the elimination of interest expense relating to borrowings under the revolving credit facility repaid.

(h) Represents the elimination of interest expense relating to Notes redeemed in connection with the Redemption.

(i) Represents the elimination of deferred financing costs relating to the Redemption.

(j)  Represents the income tax impact of the pro forma adjustments.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



July 14, 1998                               TWINLAB CORPORATION




                                             By:   /s/ Brian Blechman
                                                   ------------------
                                                   Brian Blechman
                                                   Executive Vice President